LONG TERM LOANS	12 Months Ended
Dec. 31, 2020
Long-term Debt, by Current and Noncurrent [Abstract]
LONG TERM LOANS
NOTE 9 -      LONG TERM LOANS

During 2020, TAT received loans in the amount of $3.4 million from commercial banks, amount of $596 was classified as a short-term loan as of December 31, 2020. These loans are guaranteed by the Israeli government. The loans bear annual interest of 3.1% (Prime Rate+1.5%) which will be paid in equal monthly instalments from June 2021 through May 2025.

In addition, during 2020 TAT received a loan of approximately $3.1 million under the U.S. Small Business Administration Payroll Protection Program (“PPP”) which was created under the Coronavirus Aid, Relief and Economic Security Act. Under the PPP, repayment of the loan, including interest, may be forgiven based on payroll expenses, rent, utilities and other qualifying expenses incurred during a certain period following receipt of the loan, provided that TAT will adhere to specific requirements outlined in the PPP. Based on SBA's forgiveness approval notice and the legal advice received in connection therewith, out of the $3.1M PPP loan, an amount of $1.7M has been recognized as a grant. The grant was recognized as a deduction from the related cost of revenues and operating expenses. As of December 31, 2020, the balance of the PPP loans is $1.4M, which is currently audited by the SBA. An amount of $960 was classified as a short-term loan.

In November 2020 TAT received a short-term credit line of $3M from banking institution in the US. The loan bears an annual interest rate of 3.6% and can be renewed by the end of the year for an additional year. The loan has financial covenants such as a) tangible net worth to funded debt ratio of not less than 3 to 1, b) positive EBITDA, and c) minimum eligible accounts receivable of $3M.

Maturities on long term loans are as follows:

Year	Amount
2021	$1,477
2022	1,428
2023	864
2024	864
2025 and after	333
$4,966